Exhibit 99.2

Financial Supplement

First Quarter 2005

March 31, 2005

Table of Contents
Assured Guaranty Ltd.
Selected Financial Highlights
Consolidated GAAP Income Statements
Consolidated GAAP Balance Sheets
Segment Consolidation
Financial Guaranty Direct Segment
Financial Guaranty Reinsurance Segment
Mortgage Guaranty Segment
Other Segment
Loss and LAE Reserves
Investment Portfolio
Financial Guaranty Profile
Non-Investment Grade Exposures
Closely Monitored Credits
25 Largest Public Finance Exposures
25 Largest Structured Finance Exposures
Consolidated Capital and Claims Paying Resources
Summary Financial and Statistical Data

Assured Guaranty Corp.
Consolidated GAAP Income Statements
Consolidated GAAP Balance Sheets
Loss and LAE Reserves
Investment Portfolio
Financial Guaranty Profile
Non-Investment Grade Exposures
Closely Monitored Credits
25 Largest Public Finance Exposures
25 Largest Structured Finance Exposures
Capital and Claims Paying Resources
Summary Financial and Statistical Data

Assured Guaranty Re Ltd.
Consolidated GAAP Income Statements
Consolidated GAAP Balance Sheets
Loss and LAE Reserves
Financial Guaranty Profile
Capital and Claims Paying Resources

This supplement should be read in conjunction with documents filed by Assured Guaranty Ltd. (the “Company”) with the Securities and Exchange Commission, including our IPO prospectus dated April 22, 2004, our 10-Q’s dated March 31, 2004, June 30, 2004 and September 30, 2004 and our 10-K for the year ended December 31, 2004.

Cautionary Statement Regarding Forward-Looking Statements:

Any forward-looking statements made in this supplement reflect the Company’s current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.

Such statements involve risks and uncertainties that may cause actual results to differ materially from those set forth in these statements.  For example, the Company’s forward-looking statements, such as its statements regarding PVP, could be affected by a significant reduction in the amount of reinsurance ceded by one or more of our principal ceding companies, rating agency action such as a ratings downgrade, difficulties with the execution of the Company’s business strategy, contract cancellations, developments in the world’s financial and capital markets, more severe losses or more frequent losses associated with products affecting the adequacy of the Company’s loss reserve, changes in regulation or tax laws, the Company’s dependence on customers, decreased demand or increased competition, loss of key personnel, the effects of mergers, acquisitions and divestitures, changes in accounting policies or practices, and changes in general economic conditions, as well as management’s response to these factors, and other risk factors identified in the Company’s filings with the Securities and Exchange Commission.

Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made.  The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Assured Guaranty Ltd.

Selected Financial Highlights

(dollars in millions except per share amounts)

	Quarter Ended March 31,		% Change versus
	2005	2004	1Q-04

Gross written premiums (GWP) analysis:
Present value of financial guaranty & mortgage guaranty GWP (PVP) (a)	$88.3	$105.1	-16%
Less: Installment premium PVP	53.5	56.8	-6%
Upfront financial guaranty & mortgage guaranty GWP	34.7	48.3	-28%
Plus: Installment GWP	42.5	43.7	-3%
Financial guaranty & mortgage guaranty GWP	77.2	92.0	-16%
Plus: Other segment GWP	0.9	(93.6)	NMF
Total GWP	$78.1	$(1.5)	NMF

Net income	$44.3	$46.9	-6%
Less: After-tax realized gains on investments	1.5	—	NMF
Less: After-tax unrealized gains on derivatives	1.5	3.1	-52%
Operating income (b)	$41.3	$43.7	-5%

Book value	$1,537.7	$1,510.1	2%
Net unearned premium reserve less DAC, after-tax (1)	277.0	247.5	12%
Net present value of installment premiums in-force, after-tax	300.3	282.0	6%
Adjusted book value (c)	$2,115.0	$2,039.6	4%

ROE, excluding AOCI	12.1%	13.6%
Less: After-tax realized gains on investments	0.4%	0.0%
Less: After-tax unrealized gains on derivatives	0.4%	0.9%
Operating ROE, excluding AOCI (b)	11.3%	12.6%

Shares outstanding at the end of period (in millions)	75.2	75.0	—

Weighted average shares outstanding (in millions):
Basic (2)	74.5	75.0	-1%
Diluted	74.9	75.0	—

Per diluted share:
Net income	$0.59	$0.63	-6%
Less: After-tax realized gains on investments	0.02	—	NMF
Less: After-tax unrealized gains on derivatives	0.02	0.04	-50%
Operating income (b)	$0.55	$0.58	-5%

Book value	$20.45	$20.13	2%
Plus: Net unearned premium reserve less DAC, after-tax (1)	3.68	3.30	12%
Plus: Net present value of installment premiums in-force, after-tax	3.99	3.76	6%
Adjusted book value (c)	$28.12	$27.19	3%

(1).  Unearned premium reserve (UPR) less pre-paid reinsurance premiums and deferred acquisition costs (DAC), all after-tax

(2).  Historical amounts represent shares issued upon the IPO closing

Note: Please refer to endnotes for explanation of non-GAAP measures [PVP (a), operating income and operating ROE (b), and adjusted book value (c)].

Assured Guaranty Ltd.

Consolidated GAAP Income Statements

(dollars in millions)

	Quarter Ended March 31,		% Change versus
	2005	2004	1Q-04

Revenues
Gross written premiums	$78.1	$(1.5)	NMF
Net written premiums	76.5	(6.9)	NMF

Net earned premiums	48.1	86.7	-45%

Net investment income	23.1	24.4	-5%
Other income	0.3	0.5	-40%
Total revenues	$71.5	$111.6	-36%

Expenses
Loss and loss adjustment expenses	(9.4)	23.7	NMF
Profit commission expense	1.0	5.5	-82%
Acquisition costs	10.2	13.1	-22%
Other operating expenses	14.5	12.6	15%
Goodwill impairment	—	1.6	NMF
Interest expense	3.3	1.4	136%
Total expenses	$19.6	$58.0	-66%

Income before provision for income taxes	51.9	53.6	-3%

Total provision for income taxes	10.6	9.9	7%

Operating income (b)	$41.3	$43.7	-5%

After-tax net realized gains on investments	1.5	—	NMF
After-tax unrealized gains on derivative instruments	1.5	3.1	-52%

Net income	$44.3	$46.9	-6%

Per diluted share
Operating income (b)	$0.55	$0.58	-5%
After-tax net realized gains on investments	0.02	—	NMF
After-tax unrealized gains on derivative instruments	0.02	0.04	-50%
Net income	$0.59	$0.63	-6%

Weighted average shares outstanding (in thousands)
Basic shares outstanding	74,458	75,000	-1%
Plus: effect of options	57	—	—
Plus: effect of restricted stock	388	—	—
Diluted shares outstanding	74,903	75,000	—

Note: Please refer to endnotes for explanation of non-GAAP measures [PVP (a), operating income and operating ROE (b), and adjusted book value (c)].

Assured Guaranty Ltd.

Consolidated GAAP Balance Sheets

(dollars in millions)

	As of :
	March 31, 2005	December 31, 2004

Assets
Fixed maturity securities, at fair value	$2,083.4	$1,965.1
Short-term investments, at cost which approximates fair value	63.5	175.8
Total investments	2,146.9	2,140.9

Cash and cash equivalents	21.7	17.0
Accrued investment income	23.1	21.9
Deferred acquisition costs	192.2	186.4
Prepaid reinsurance premiums	14.3	15.2
Reinsurance recoverable on ceded losses	118.3	120.2
Premiums receivable	42.7	40.8
Goodwill	85.4	85.4
Unrealized gains on derivative financial instruments	47.0	43.9
Other assets	18.0	22.3
Total assets	$2,709.7	$2,694.0

Liabilities and shareholders’ equity
Liabilities
Unearned premium reserves	$548.7	$521.3
Reserves for losses and loss adjustment expenses	218.4	226.5
Profit commissions payable	43.9	61.7
Reinsurance balances payable	29.0	25.1
Deferred income taxes	39.8	40.1
Funds held by Company under reinsurance contracts	52.4	50.8
Long-term debt	197.3	197.4
Other liabilities	42.4	43.7
Total liabilities	1,172.0	1,166.4

Shareholders’ equity
Common stock	0.8	0.8
Treasury stock	(7.9)	(7.9)
Additional paid-in capital	889.0	894.2
Unearned stock grant compensation	(11.2)	(6.7)
Retained earnings	610.3	568.3
Accumulated other comprehensive income	56.7	79.0
Total shareholders’ equity	1,537.7	1,527.6

Total liabilities and shareholders’ equity	$2,709.7	$2,694.0

Assured Guaranty Ltd.

Segment Consolidation

(dollars in millions)

	Quarter Ended March 31, 2005
	Financial Guaranty Direct	Financial Guaranty Reinsurance(1)	Mortgage Guaranty	Total Financial Guaranty	Other	Total

Present value of financial guaranty gross written premiums (PVP): (a)
Public finance	$1.6	$34.7	$—	$36.3		$36.3
Structured finance	35.9	3.1	13.1	52.0		52.0
Total PVP	$37.5	$37.7	$13.1	$88.3		$88.3

Income statement:
Gross written premiums	$23.8	$34.0	$19.4	$77.2	$0.9	$78.1
Net written premiums	23.1	34.0	19.4	76.5	—	76.5

Net earned premiums	20.4	23.0	4.6	48.1	—	48.1

Loss and loss adjustment expenses	(1.5)	(7.1)	0.2	(8.4)	(1.1)	(9.4)
Profit commission expense	—	—	1.0	1.0	—	1.0
Acquisition costs	1.5	8.1	0.5	10.2	—	10.2
Operating expenses	9.4	4.4	0.7	14.5	—	14.5
Total underwriting expenses	$9.4	$5.4	$2.4	$17.3	$(1.1)	$16.2

Underwriting gain	$11.0	$17.6	$2.2	$30.9	$1.1	$31.9

Loss and loss adjustment expense ratio	-7.1%	-30.9%	4.3%	-17.4%		-19.6%
Expense ratio	53.1%	54.3%	47.4%	53.3%		53.3%
Combined ratio	46.0%	23.4%	51.7%	35.9%		33.7%

	Quarter Ended March 31, 2004
	Financial Guaranty Direct	Financial Guaranty Reinsurance(1)	Mortgage Guaranty	Total Financial Guaranty	Other	Total

PVP:
Public finance	$—	$45.8	$—	$45.8		$45.8
Structured finance	7.9	32.3	19.2	59.3		59.3
Total PVP	$7.9	$78.1	$19.2	$105.1		$105.1

Income statement:
Gross written premiums	$25.6	$52.4	$14.0	$92.0	$(93.6)	$(1.5)
Net written premiums	25.3	52.4	14.0	91.7	(98.5)	(6.9)

Net earned premiums	40.7	20.4	8.4	69.5	17.2	86.7

Loss and loss adjustment expenses	13.4	3.9	(1.2)	16.1	7.5	23.7
Profit commission expense	—	0.1	5.0	5.1	0.4	5.5
Acquisition costs	1.4	7.1	0.9	9.4	3.6	13.1
Operating expenses	5.5	3.0	0.6	9.1	3.5	12.6
Total underwriting expenses	$20.3	$14.1	$5.3	$39.7	$15.1	$54.8

Underwriting gain	$20.4	$6.3	$3.1	$29.7	$2.1	$31.9

Loss and loss adjustment expense ratio	32.9%	19.1%	-14.3%	23.2%	43.6%	27.3%
Expense ratio	17.0%	50.0%	77.6%	34.0%	44.0%	36.0%
Combined ratio	49.9%	69.1%	63.3%	57.2%	87.6%	63.3%

(1).  Due to the timing of receipts of reports prepared by our ceding companies, present value of financial guaranty gross installment premiums written (PVP), par written and par outstanding in our Financial Guaranty Reinsurance segment are reported on a one-quarter lag.

Note: Please refer to endnotes for explanation of non-GAAP measures [PVP (a), operating income and operating ROE (b), and adjusted book value (c)].

Assured Guaranty Ltd.

Financial Guaranty Direct Segment

(dollars in millions)

	1Q-04	2Q-04	3Q-04	4Q-04	1Q-05
Present value of gross written premiums (PVP) (a)	$7.9	$14.4	$7.9	$39.6	$37.5
less: Present value of installment premiums (a)	(7.9)	(14.4)	(7.9)	(33.9)	(35.8)
Upfront gross written premiums	—	—	—	5.7	1.7
plus: Installment gross written premiums	25.6	17.7	16.2	15.6	22.1
Financial guaranty direct gross written premiums	$25.6	$17.7	$16.2	$21.3	$23.8

Income statement:
Gross written premiums	$25.6	$17.7	$16.2	$21.3	$23.8
Net written premiums	25.3	17.3	14.2	20.9	23.1

Net earned premiums	40.7	16.1	16.5	15.5	20.4

Loss and loss adjustment expenses	13.4	1.6	(1.2)	1.0	(1.5)
Profit commission expense	—	—	—	—	—
Acquisition costs	1.4	0.1	1.4	1.6	1.5
Operating expenses (1)	5.5	9.1	8.5	8.6	9.4
Total expenses	$20.3	$10.8	$8.7	$11.3	$9.4

Underwriting gain	$20.4	$5.3	$7.8	$4.2	$11.0

Loss and loss adjustment expense ratio	32.9%	9.9%	-7.3%	6.5%	-7.1%
Expense ratio	17.0%	57.1%	59.8%	66.3%	53.1%
Combined ratio	49.9%	67.0%	52.5%	72.8%	46.0%

PVP:
Public finance	$—	$2.9	$—	$5.7	$1.6
Structured finance	7.9	11.4	7.9	33.9	35.9
Total	$7.9	$14.4	$7.9	$39.6	$37.5

U.S.	$4.2	$11.1	$7.9	$34.6	$32.5
Non-U.S.	3.7	3.2	—	5.0	4.9
Total	$7.9	$14.4	$7.9	$39.6	$37.5

Par written:
Public finance	$—	$246	$508	$194	$77
Structured finance	1,488	2,444	854	7,263	1,438
Total	$1,488	$2,691	$1,361	$7,457	$1,515

U.S.	$1,435	$2,345	$508	$6,504	$1,250
Non-U.S.	53	346	853	953	265
Total	$1,488	$2,691	$1,361	$7,457	$1,515

Par outstanding:
Public finance	$2,112	$2,321	$2,852	$3,144	$3,146
Structured finance	21,737	23,454	23,605	28,468	27,444
Total	$23,849	$25,775	$26,457	$31,612	$30,590

Present value of installment premiums in force: (a)	$220.6	$219.7	$218.9	$231.0	$238.3
Net unearned premium reserve (2)	16.0	17.1	14.7	20.3	23.0

(1).  2Q-04 excludes the allocation of $11.3 million of consolidated operating expenses related to the accelerated vesting of stock awards at the IPO date.

(2).  Unearned premium reserve net of reinsurance

Note: Please refer to endnotes for explanation of non-GAAP measures [PVP (a), operating income and operating ROE (b), and adjusted book value (c)].

Assured Guaranty Ltd.

Financial Guaranty Reinsurance Segment (1)

(dollars in millions)

	1Q-04	2Q-04	3Q-04	4Q-04	1Q-05
Present value of gross written premiums (PVP) (a)	$78.1	$40.1	$38.9	$35.7	$37.7
less: Present value of installment premiums (a)	(40.0)	(17.2)	(14.5)	(11.6)	(17.8)
Upfront gross written premiums	38.1	22.9	24.5	24.1	20.0
plus: Installment gross written premiums (2)	14.3	12.9	11.1	12.4	14.0
Financial guaranty reinsurance gross written premiums	$52.4	$35.8	$35.6	$36.5	$34.0

Income statement:
Gross written premiums	$52.4	$35.8	$35.6	$36.5	$34.0
Net written premiums	52.4	35.8	35.6	36.3	34.0

Net earned premiums	20.4	25.6	31.9	36.5	23.0

Loss and loss adjustment expenses	3.9	(0.9)	10.8	1.6	(7.1)
Profit commission expense	0.1	0.3	(0.2)	0.9	—
Acquisition costs	7.1	6.6	12.1	13.0	8.1
Operating expenses (3)	3.0	5.0	4.7	4.8	4.4
Total expenses	$14.1	$11.0	$27.4	$20.2	$5.4

Underwriting gain	$6.3	$14.6	$4.5	$16.2	$17.6

Loss and loss adjustment expense ratio	19.1%	-3.5%	33.9%	4.4%	-30.9%
Expense ratio	50.0%	46.5%	51.9%	51.1%	54.3%
Combined ratio	69.1%	43.0%	85.8%	55.5%	23.4%

PVP:
Public finance	$45.8	$31.2	$33.9	$26.4	$34.7
Structured finance	32.3	8.9	5.0	9.3	3.1
Total	$78.1	$40.1	$38.9	$35.7	$37.7

Par written:
Public finance	$1,932	$1,590	$2,262	$1,443	$2,206
Structured finance	1,154	629	507	861	1,718
Total	$3,086	$2,219	$2,769	$2,304	$3,924

Par outstanding:
Public finance	$51,806	$52,061	$52,926	$51,324	$52,579
Structured finance	13,935	13,514	13,084	12,656	13,225
Total	$65,741	$65,575	$66,010	$63,980	$65,804

Net premiums earned from refundings	$2.9	$4.4	$5.2	$5.0	$1.4
Present value of installment premiums in force: (a)	140.3	147.2	138.0	138.9	146.9
Net unearned premium reserve (4)	436.4	441.0	444.2	443.8	454.8

(1).  Due to the timing of receipts of reports prepared by our ceding companies, present value of financial guaranty gross installment premiums written (PVP), par written and par outstanding in our Financial Guaranty Reinsurance segment are reported on a one-quarter lag.

(2).  Installment gross written premiums includes the reclassification of certain deals originally recorded as installment that were discovered during 3Q-04 to be upfront premiums.  As a result, prior period amounts have been restated.  This reclass had an immaterial impact on our QTD and YTD results of operations and financial condition.

(3).  2Q-04 excludes the allocation of $11.3 million of consolidated operating expenses related to the accelerated vesting of stock awards at the IPO date.

(4). Unearned premium reserve net of ceded reinsurance

Note: Please refer to endnotes for explanation of non-GAAP measures [PVP (a), operating income and operating ROE (b), and adjusted book value (c)].

Assured Guaranty Ltd.

Mortgage Guaranty Segment

(dollars in millions)

	1Q-04	2Q-04	3Q-04	4Q-04	1Q-05
Present value of gross written premiums (PVP) (a)	$19.2	$—	$1.1	$6.9	$13.1
less: Present value of installment premiums (a)	(8.9)	—	(1.1)	(6.9)	—
Upfront gross written premiums	10.3	—	—	—	13.1
plus: Installment gross written premiums	3.7	0.9	5.3	4.2	6.3
Mortgage guaranty gross written premiums	$14.0	$0.9	$5.3	$4.2	$19.4

Income statement:
Gross written premiums	$14.0	$0.9	$5.3	$4.2	$19.4
Net written premiums	14.0	0.9	5.3	4.2	19.4

Net earned premiums	8.4	15.0	5.1	5.2	4.6

Loss and loss adjustment expenses	(1.2)	(3.3)	(5.4)	(2.0)	0.2
Profit commission expense	5.0	4.3	1.3	3.5	1.0
Acquisition costs	0.9	1.7	0.5	0.6	0.5
Operating expenses (1)	0.6	1.1	1.0	1.0	0.7
Total expenses	$5.3	$3.8	$(2.6)	$3.2	$2.4

Underwriting gain	$3.1	$11.2	$7.7	$2.0	$2.2

Loss and loss adjustment expense ratio	-14.3%	-22.0%	-105.9%	-37.8%	4.3%
Expense ratio	77.6%	47.5%	55.5%	98.5%	47.4%
Combined ratio	63.3%	25.5%	-50.4%	60.7%	51.7%

Risk in force	$2,201	$2,394	$2,437	$2,325	$2,582
Risk written	237	—	136	271	419
Net unearned premium reserve (2)	57.6	43.5	43.7	42.7	57.5

(1).  2Q-04 excludes the allocation of $11.3 million of consolidated operating expenses related to the accelerated vesting of stock awards at the IPO date.

(2).  Unearned premium reserve net of pre-paid reinsurance

Note: Please refer to endnotes for explanation of non-GAAP measures [PVP (a), operating income and operating ROE (b), and adjusted book value (c)].

Assured Guaranty Ltd.

Other Segment

(dollars in millions)

	1Q-04	2Q-04	3Q-04	4Q-04	1Q-05
Income statement:
Gross written premiums	$(93.6)	$10.0	$5.2	$3.8	$0.9
Net written premiums	(98.5)	(84.0)	—	—	—

Net earned premiums	17.2	(66.0)	—	—	—

Loss and loss adjustment expenses	7.5	(57.4)	—	(0.4)	(1.1)
Profit commission expense	0.4	0.2	—	—	—
Acquisition costs	3.6	—	—	—	—
Operating expenses (1)	3.5	—	—	—	—
Total expenses	$15.1	$(57.2)	$—	$(0.4)	$(1.1)

Underwriting gain (loss)	$2.1	$(8.8)	$—	$0.4	$1.1

Loss and loss adjustment expense ratio	43.6%	87.0%	—	—	—
Expense ratio	44.0%	-0.3%	—	—	—
Combined ratio	87.6%	86.7%	—	—	—

Net earned premiums:
Equity layer credit protection	$5.4	$—	$—	$—	$—
Trade credit reinsurance	9.3	(34.6)	—	—	—
Title reinsurance	2.5	0.8	—	—	—
Auto residual value reinsurance	—	(32.2)	—	—	—
Total net earned premiums	$17.2	$(66.0)	$—	$—	$—

Underwriting gain (loss): (1)
Equity layer credit protection	$2.5	$0.5	$—	$0.4	$1.1
Trade credit reinsurance	1.4	(4.2)	—	—	—
Title reinsurance	0.7	0.3	—	—	—
Auto residual value reinsurance	(2.5)	(5.4)	—	—	—
Total underwriting gain (loss)	$2.1	$(8.8)	$—	$0.4	$1.1

(1).  2Q-04 excludes the allocation of $11.3 million of consolidated operating expenses related to the accelerated vesting of stock awards at the IPO date.

Assured Guaranty Ltd.

Loss and LAE Reserves by Segment, Type of Reserve and by Segment and Type of Reserve

(dollars in millions)

	As of March 31, 2005	As of December 31, 2004
Loss and LAE reserves by segment:
Financial guaranty direct	$18.4	$19.9
Financial guaranty reinsurance	76.1	78.8
Mortgage guaranty	11.2	11.2
Other	112.7	116.6
Total	$218.4	$226.5

	As of March 31, 2005	As of December 31, 2004
Loss and LAE reserves by type:
Case	$52.2	$53.5
IBNR	100.0	105.8
Portfolio	66.2	67.2
Total	$218.4	$226.5

	As of March 31, 2005
	Financial Guaranty Direct	Financial Guaranty Reinsurance	Mortgage Guaranty	Total Financial Guaranty	Other	Total
By segment and type of loss and LAE reserve:
Case	$4.3	$26.0	$0.7	$31.0	$21.2	$52.2
IBNR	—	—	8.5	8.5	91.5	100.0
Portfolio	14.1	50.1	2.0	66.2	—	66.2
Total	$18.4	$76.1	$11.2	$105.7	$112.7	$218.4

	As of December 31, 2004
	Financial Guaranty Direct	Financial Guaranty Reinsurance	Mortgage Guaranty	Total Financial Guaranty	Other	Total
By segment and type of loss and LAE reserve:
Case	$4.3	$29.1	$0.8	$34.2	$19.3	$53.5
IBNR	—	—	8.5	8.5	97.3	105.8
Portfolio	15.6	49.7	1.9	67.2	—	67.2
Total	$19.9	$78.8	$11.2	$109.9	$116.6	$226.5

Assured Guaranty Ltd.

Investment Portfolio

as of March 31, 2005

(dollars in millions)

	Amortized Cost	Pre-Tax Book Yield	Fair Value	Annualized Investment Income
Fixed maturity securities available for sale:
U.S. Treasury securities and obligations of U.S. government agencies	$176.2	3.9%	$178.3	$6.9
Agency obligations	206.4	5.2%	212.3	10.7
Foreign government securities	18.3	4.9%	18.4	0.9
Obligations of states and political subdivisions	319.4	4.6%	333.7	14.8
Insured obligations of state and political subdivisions	498.1	4.9%	530.1	24.5
Corporate securities	180.3	5.6%	186.7	10.1
Mortgage-backed securities:
Pass-thrus	469.0	4.9%	470.7	23.0
PACs	76.7	4.6%	76.1	3.6
Asset-backed securities	76.9	3.5%	77.1	2.7
Total fixed maturity securities available for sale	2,021.3	4.8%	2,083.4	97.0
Short-term investments	63.5	2.4%	63.5	1.5
Total investments	$2,084.8	4.7%	$2,146.9	$98.5

	Fair Value	%
Ratings distribution(1):
Treasury and U.S. government obligations	$178.3	8.6%
Agency obligations	212.3	10.2%
AAA/Aaa	1,315.4	63.1%
AA/Aa	261.5	12.6%
A/A	115.0	5.5%
BBB/Baa	0.9	—
Total	$2,083.4	100.0%

(1).  Ratings are represented by the lower of the Moody’s and S&P classifications.

	Fair Value	%
Maturity schedule:
Due within one year	$16.8	0.8%
Due after one year through five years	381.3	18.3%
Due after five years through ten years	352.7	16.9%
Due after ten years	785.8	37.7%
Mortgage-backed securities	546.8	26.3%
Total	$2,083.4	100.0%

Duration of investment portfolio:		4.6

Assured Guaranty Ltd.

Financial Guaranty Profile (1 of 3)

(dollars in millions)

			As of March 31, 2005:
	Gross Par Written		Net Par
Sector	1Q 2005	1Q 2004	Outstanding	%	Avg. Rating (7)
Public finance
General obligation	$592	$415	$13,090	13.6%	A+
Municipal utilities	345	161	11,206	11.6%	A+
Tax backed	676	407	10,878	11.3%	A+
Transportation	185	46	6,946	7.2%	A
Healthcare	186	507	6,732	7.0%	A
Investor-owned utilities	31	214	2,210	2.3%	A-
Housing	69	76	1,383	1.4%	AA-
Other public finance (1)	138	22	1,217	1.3%	A-
Structured municipal (2)	—	—	1,050	1.1%	AAA
Higher education	61	84	1,014	1.1%	A+
Total public finance	2,283	1,933	55,726	57.8%	A+

Structured finance
CDOs (3)	745	67	17,989	18.7%	AA+
Mortgage-backed and home equity	1,593	1,830	12,150	12.6%	AA
Commercial receivables (4)	210	292	4,834	5.0%	AA-
Consumer receivables (5)	79	207	3,007	3.1%	A-
Other structured finance (6)	528	246	2,657	2.8%	A+
Single name corporate CDS	—	—	31	0.0%	A+
Total structured finance	3,156	2,641	40,668	42.2%	AA

Total exposures	$5,438	$4,574	$96,394	100.0%	AA-

Mortgage guaranty risk in force	$419	$237	$2,582	NA	NA

(1).  Other public finance: primarily includes student loans and government-sponsored project finance.

(2).  Structured municipal: includes excess of loss reinsurance on portfolios of municipal credits where the Company attached in excess of the AAA rating level.

(3).  Collateralized debt obligations (CDOs) are structured financings backed by a pool of debt obligations. These financings are typically structured in multiple tranches (layers) from equity (first loss) through super senior (high excess). Losses on defaulted pool assets are allocated successively first to the equity tranche then to higher rated tranches.

(4).  Commercial receivables: principally includes equipment leases and commercial mortgage-backed securities.

(5).  Consumer receivables: principally includes auto loan receivables and credit card receivables.

(6).  Other structured finance: predominantly trade receivable securitization, secured structured lending, and future flow transactions.

(7).  Assured Guaranty internal rating. Our scale is comparable to the nationally recognized rating agencies.

Assured Guaranty Ltd.

Financial Guaranty Profile (2 of 3)

(dollars in millions)

Distribution by ratings of financial guaranty portfolio

	March 31, 2005		December 31, 2004
Ratings (1)	Net Par Outstanding	%	Net Par Outstanding	%
AAA/Aaa	$29,652	30.8%	$29,696	31.1%
AA/Aa	19,557	20.3%	19,856	20.8%
A/A	32,471	33.7%	31,393	32.8%
BBB/Baa	13,372	13.9%	13,137	13.7%
Below investment grade	1,342	1.4%	1,509	1.6%
Total exposures	$96,394	100%	$95,592	100%

Distribution by ratings of CDO exposure

	March 31, 2005		December 31, 2004
Ratings 1	Net Par Outstanding	%	Net Par Outstanding	%
AAA/Aaa	$13,515	75.1%	$12,975	75.2%
AA/Aa	3,022	16.8%	2,784	16.1%
A/A	1,136	6.3%	1,155	6.7%
BBB/Baa	200	1.1%	216	1.3%
Below investment grade	117	0.6%	116	0.7%
Total exposures	$17,989	100%	$17,246	100%

(1).  Assured Guaranty internal rating. Our scale is comparable to the nationally recognized rating agencies.

Assured Guaranty Ltd.

Financial Guaranty Profile (3 of 3)

(dollars in millions)

Geographic distribution of financial guaranty portfolio, as of March 31, 2005

U.S.:	Net Par Outstanding	%
California	$7,737	8.0%
New York	5,803	6.0%
Texas	3,225	3.3%
Illinois	2,801	2.9%
Florida	2,748	2.9%
New Jersey	2,459	2.6%
Massachusetts	2,242	2.3%
Pennsylvania	2,196	2.3%
Puerto Rico	1,800	1.9%
Washington	1,708	1.8%
Other states	18,838	19.5%
Mortgage and structured (multiple states)	34,992	36.3%
Total U.S.	$86,549	89.8%

International:	Net Par Outstanding	%
United Kingdom	$5,321	5.5%
Germany	913	0.9%
Australia	568	0.6%
Brazil	352	0.4%
Italy	269	0.3%
Other	2,422	2.5%
Total International	$9,845	10.2%

Total exposures	$96,394	100%

	1Q 2005	1Q 2004
Gross par written:
U.S.	$4,933	$3,730
International	506	844
Total	$5,438	$4,574

Gross premium written:
U.S.	$54.2	$(26.6)
International	23.9	25.1
Total	$78.1	$(1.5)

Assured Guaranty Ltd.

Non-Investment Grade Exposures

as of March 31, 2005

(dollars in millions)

Asset Type	Weighted Average Remaining Life	Net Par Outstanding	Average Rating (6)

Public finance
Transportation	19.7	$365.4	BB
Healthcare	12.8	89.4	BB
General obligation	11.4	66.2	BB+
Other public finance (1)	26.4	15.7	B+
Investor-owned utilities	16.2	15.2	BB-
Municipal utilities	11.2	13.6	C
Tax backed	9.7	9.5	BB
Housing	8.3	3.3	B
Higher education	11.7	1.0	BB+
Total public finance	17.4	$579.3	BB

Structured finance
Consumer receivables (2)	2.9	$375.3	BB
Mortgage-backed and home equity	6.4	139.6	B-
Commercial receivables (3)	7.0	124.4	B
CDOs (4)	3.0	116.7	B+
Other structured finance (5)	4.9	6.7	BB-
Total structured finance	4.2	$762.8	BB-

Total exposures	9.9	$1,342.1	BB-

(1).  Other public finance: primarily includes student loans and government-sponsored project finance.

(2).  Consumer receivables: principally includes auto loan receivables and credit card receivables.

(3).  Commercial receivables: principally includes equipment leases and commercial mortgage-backed securities.

(4).  Collateralized debt obligations (CDOs) are structured financings backed by a pool of debt obligations. These financings are typically structured in multiple tranches (layers) from equity (first loss) through super senior (high excess). Losses on defaulted pool assets are allocated successively first to the equity tranche then to higher rated tranches.

(5).  Other structured finance: predominantly trade receivable securitization, secured structured lending, and future flow transactions.

(6).  Assured Guaranty internal rating. Our scale is comparable to the nationally recognized rating agencies.

Assured Guaranty Ltd.

Closely Monitored Credits

(dollars in millions)

Net par outstanding by credit monitoring category (1)

	March 31, 2005			December 31, 2004
Description	Net Par Outstanding	%	Number of credits in category	Net Par Outstanding	%	Number of credits in category
Fundamentally sound, normal risk	$94,840	98.4%		$93,855	98.2%
Closely monitored:
Category 1	1,159	1.2%	29	1,490	1.6%	35
Category 2	316	0.3%	9	165	0.2%	9
Category 3	67	0.1%	16	70	0.1%	16
Category 4	12	—	8	12	—	8

Subtotal	1,554	1.6%	62	1,737	1.8%	68
Total	$96,394	100%		$95,592	100%

(1).  Our risk management department is responsible for monitoring our portfolio of credits and maintains a list of closely monitored credits. The closely monitored credits are divided into four categories: Category 1 (low priority; fundamentally sound, greater than normal risk); Category 2 (medium priority; weakening credit profile, may result in loss); Category 3 (high priority; claim/default probable, case reserve established); Category 4 (claim paid, case reserve established for future payments). Credits that are not included in the closely monitored credit list are categorized as fundamentally sound, normal risk.

Assured Guaranty Ltd.

25 Largest Public Finance Exposures

as of March 31, 2005

(dollars in millions)

Revenue Source	Net Par Outstanding	Rating(1)
New Jersey State General Obligation & Leases	$845	AA-
California State General Obligation & Leases	834	A-
Long Island Power Authority	711	A-
New York City General Obligation & Leases	693	A
Massachusetts State General Obligation & Bay	691	AA-
Jefferson County Alabama Sewer	660	A
New York City Municipal Water Finance Authority	640	AA+
Denver Colorado Airport System	626	A
Chicago Illinois General Obligation	569	A+
Puerto Rico Electric Power Authority	544	A-
New York State Metro Trans Auth - Transportation Revenue	535	A
Houston Texas Water & Sewer System	504	A+
Puerto Rico General Obligation & Leases	487	A-
Energy Northwest	481	AA-
San Francisco California Airport	477	A
New York State General Obligation	423	AA
Los Angeles County Metro Trans - Sales Tax	356	AA
Mental Health Services Facilities - New York	355	A
Santee Cooper Revenue Bonds - South Carolina	341	AA-
Port Authority of New York & New Jersey	337	AA-
Dade County Florida Water & Sewer System	324	A
Chicago Illinois Public Building - Board of Education	307	A+
Pennsylvania State General Obligation	303	AA
Illinois State General Obligation	288	AA
District of Columbia General Obligation	278	A

Total top 25 public finance exposures	$12,606

(1).  Assured Guaranty internal rating. Our scale is comparable to the nationally recognized rating agencies.

Assured Guaranty Ltd.

25 Largest Structured Finance Exposures

as of March 31, 2005

(dollars in millions)

Revenue Source	Net Par Outstanding	Rating (1)
Park Place (Ameriquest) PPSI 2004-MHQ1 Class A-1	$1,466	AAA
Ameriquest Mortgage Securities Inc. 2004-R10 A-1	1,016	AAA
Argent Securities Inc. 2004-W11 Class A-1	920	AAA
Structured Finance Corporate Pool	884	AAA
Field Point I & II, Limited Class A1 & A2	780	AA-
Synthetic CDO - IG Corporate	740	AAA
Bear Stearns ABS I Trust 2004-FR3 2-A	664	AAA
Synthetic CDO - IG ABS	616	AAA
Synthetic CDO - IG Corporate	603	A+
Synthetic CDO - IG ABS	594	AAA
Synthetic Credit Card Master Trust	550	AAA
Synthetic CDO - IG Corporate	500	AAA
Synthetic CDO - IG Corporate	470	AA
Synthetic CDO - IG Corporate	440	AAA
Synthetic CDO - IG Corporate	440	AAA
Argent Securities Inc. 2003-W6	435	BBB+
Synthetic CDO - IG Corporate	430	AAA
Synthetic CDO - IG Corporate	410	AAA
Southfork CLO Ltd. Series 2005-A1	400	AAA
Synthetic Sub-Prime RMBS	391	AAA
Synthetic CDO - IG Corporate	360	AAA
Synthetic CDO - IG Corporate	360	AAA
Providian Gateway Master Trust	359	IG/NIG(2)
Synthetic CDO - IG Corporate	347	AAA
Synthetic CDO - IG Corporate	311	BBB+

Total top 25 structured finance exposures	$14,485

(1).  Assured Guaranty internal rating. Our scale is comparable to the nationally recognized rating agencies.

(2).  $280 million of the net par for this credit has investment grade rating ranging from BBB- to BBB+ and $79 million of the net par has non-investment grade rating of BB+.

Assured Guaranty Ltd.

Consolidated Capital and Claims Paying Resources

(dollars in millions)

	As of March 31, 2005			As of December 31, 2004
	AGC	AGR (1)	Consolidated	AGC	AGR (1)	Consolidated
Statutory surplus and reserves
Unearned premium reserve (2)	$404	$220	$624	$406	$186	$592
Contingency reserve	531	—	531	518	—	518
Policyholders’ surplus	244	615	859	237	596	833
Loss & loss adjustment expense reserves	30	219	249	32	103	135
Total policyholders’ surplus & reserves	$1,209	$1,054	$2,263	$1,193	$885	$2,078

Claims paying resources
Policyholders’ surplus	$244	$615	$859	$237	$596	$833
Contingency reserve	531	—	531	518	—	518
Statutory capital	775	615	1,390	755	596	1,351
Unearned premium reserve (2)	404	220	624	406	186	592
Loss & loss adjustment expense reserves	30	219	249	32	103	135
Total policyholders’ surplus & reserves	1,209	1,054	2,263	1,193	885	2,078
Present value of installment premium	278	134	412	268	132	400
Standby line of credit/stop loss	255	—	255	255	—	255
Total claims paying resources	$1,742	$1,188	$2,930	$1,716	$1,017	$2,733

(1).  AGR numbers are our estimate of US statutory as the company files Bermuda statutory financial statements.

(2).  Unearned premium reserve for AGR is U.S. GAAP based and net of prepaid reinsurance premiums.

Assured Guaranty Ltd.

Summary Financial and Statistical Data

(dollars in millions, expect per share amounts)

	1Q-05	2004	2003	2002	2001	2000
GAAP Summary Income Statement Data

Gross premiums written	$78.1	$190.9	$349.2	$417.2	$442.9	$206.0
Net earned premiums	48.1	187.9	310.9	247.4	293.5	140.7
Net investment income	23.1	94.8	96.3	97.2	99.5	98.1
Total expenses	19.6	114.6	266.1	218.8	282.8	131.8
Income before provision for income taxes	56.8	233.3	246.2	83.2	110.1	118.1
Net income	44.3	182.8	214.5	72.6	63.8	93.2
Operating income	41.3	141.1	127.3	115.7	96.1	87.6

Net income per diluted share	$0.59	$2.44	$2.86	$0.97	$0.85	$1.24
Operating income per diluted share	$0.55	$1.88	$1.70	$1.54	$1.28	$1.17

Financial Ratios
Loss and LAE ratio	-19.6%	-17.0%	46.5%	48.6%	60.5%	21.6%
Expense ratio	53.3%	65.4%	37.2%	35.5%	30.6%	61.2%
Combined ratio	33.7%	48.4%	83.7%	84.1%	91.1%	82.8%
GAAP Summary Balance Sheet Data (end of period)

Total investments and cash	$2,168.6	$2,157.9	$2,222.1	$2,061.9	$1,710.8	$1,549.6
Total assets	2,709.7	2,694.0	2,857.9	2,719.9	2,322.1	1,913.7
Unearned premium reserves	548.7	521.3	625.4	613.3	500.3	444.6
Loss and LAE reserves	218.4	226.5	522.6	458.8	401.1	171.0
Long-term debt	197.3	197.4	75.0	75.0	150.0	150.0
Shareholders’ equity	1,537.7	1,527.6	1,437.6	1,257.2	1,061.6	994.5
Book value per share	$20.45	$20.19	$19.17	$16.76	$14.15	$13.26
Other Financial Information
Net debt service outstanding (end of period)	$138,160	$136,120	$130,047	$124,082	$117,909	$102,744
Net par amount outstanding (end of period)	96,394	95,592	87,524	80,394	75,249	65,756

Debt service written:
Public finance	$4,134	$14,493	$12,130	$14,312	$8,694	$7,385
Structured Finance	3,383	16,477	11,038	13,210	12,627	9,054
Total debt service written	$7,517	$30,970	$23,168	$27,522	$21,321	$16,439

U.S.	$6,740	$27,073	$19,346	$25,453	$19,196	$15,451
International	777	3,897	3,822	2,069	2,125	988
Total debt service written	$7,517	$30,970	$23,168	$27,522	$21,321	$16,439

Assured Guaranty Corp.

Consolidated GAAP Income Statements

(dollars in millions)

	Quarter Ended		% Change
	March 31,		versus
	2005	2004	1Q-04

Revenues
Gross written premiums	$32.4	$47.5	-32%
Net written premiums	25.5	47.1	-46%

Net earned premiums	30.6	37.5	-18%

Net investment income	13.3	12.6	6%
Total revenues	$43.9	$50.1	-12%

Expenses
Loss and loss adjustment expenses	(1.8)	8.7	NMF
Profit commission expense	—	0.3	NMF
Acquisition costs	8.1	9.2	-12%
Other operating expenses	7.9	10.8	-27%
Goodwill impairment	—	1.6	NMF
Total expenses	$14.1	$30.6	-54%

Income before provision for income taxes	29.8	19.5	53%

Total provision for income taxes	7.7	4.7	64%

Operating income (b)	$22.1	$14.8	49%

After-tax net realized gains on investments	0.1	—	NMF
After-tax unrealized gains on derivative instruments	3.2	6.5	-51%

Net income	$25.4	$21.3	19%

Note: Please refer to endnotes for explanation of non-GAAP measures [PVP (a), operating income and operating ROE (b), and adjusted book value (c)].

Assured Guaranty Corp.

Consolidated GAAP Balance Sheets

(dollars in millions)

	As of
	March 31,	December 31,
	2005	2004

Assets
Fixed maturity securities, at fair value	$1,171.8	$1,172.3
Short-term investments, at cost which approximates fair value	30.7	66.1
Total investments	1,202.5	1,238.4

Cash and cash equivalents	11.1	2.8
Accrued investment income	15.2	14.5
Deferred acquisition costs	140.0	140.3
Prepaid reinsurance premiums	49.0	49.7
Reinsurance recoverable on ceded losses	33.4	36.4
Premiums receivable	33.8	48.9
Goodwill	85.4	85.4
Unrealized gains on derivative financial instruments	34.4	29.4
Other assets	10.7	10.7
Total assets	$1,615.2	$1,656.5

Liabilities and shareholder’s equity
Liabilities
Unearned premium reserves	$363.5	$369.3
Reserves for losses and loss adjustment expenses	109.9	118.4
Profit commissions payable	4.2	4.2
Reinsurance balances payable	27.6	64.9
Deferred income taxes	57.4	58.3
Funds held by Company under reinsurance contracts	5.9	5.8
Other liabilities	23.1	28.1
Total liabilities	591.5	649.0

Shareholder’s equity
Common stock	15.0	15.0
Additional paid-in capital	390.5	386.4
Unearned stock grant compensation	(7.9)	(5.8)
Retained earnings	594.7	569.2
Accumulated other comprehensive income	31.5	42.7
Total shareholder’s equity	1,023.7	1,007.5

Total liabilities and shareholder’s equity	$1,615.2	$1,656.5

Assured Guaranty Corp.

Loss and LAE Reserves by Segment, Type of Reserve and by Segment and Type of Reserve

(dollars in millions)

	As of	As of
	March 31,	December 31,
	2005	2004
Loss and LAE reserves by segment:
Financial guaranty direct	$17.8	$19.0
Financial guaranty reinsurance	72.2	75.6
Other	19.9	23.8
Total	$109.9	$118.4

	As of	As of
	March 31,	December 31,
	2005	2004
Loss and LAE reserves by type:
Case	$34.5	$38.6
IBNR	14.9	17.0
Portfolio	60.5	62.8
Total	$109.9	$118.4

	As of March 31, 2005
	Financial	Financial	Total
	Guaranty	Guaranty	Financial
	Direct	Reinsurance	Guaranty	Other	Total
By segment and type of loss and LAE reserve:
Case	$4.3	$25.2	$29.5	$5.0	$34.5
IBNR	—	—	—	14.9	14.9
Portfolio	13.5	47.0	60.5	—	60.5
Total	$17.8	$72.2	$90.0	$19.9	$109.9

	As of December 31, 2004
	Financial	Financial	Total
	Guaranty	Guaranty	Financial
	Direct	Reinsurance	Guaranty	Other	Total
By segment and type of loss and LAE reserve:
Case	$4.3	$27.5	$31.8	$6.8	$38.6
IBNR	—	—	—	17.0	17.0
Portfolio	14.7	48.1	62.8	—	62.8
Total	$19.0	$75.6	$94.6	$23.8	$118.4

Assured Guaranty Corp.

Investment Portfolio

as of March 31, 2005

(dollars in millions)

	Amortized Cost	Pre-Tax Book Yield	Fair Value	Annualized Investment Income
Fixed maturity securities available for sale:
U.S. Treasury securities and obligations of U.S. government agencies	$31.3	3.8%	$31.3	$1.2
Agency obligations	28.6	4.3%	29.1	1.2
Foreign government securities	18.1	4.9%	18.3	0.9
Obligations of states and political subdivisions	308.8	4.6%	322.5	14.2
Insured obligations of state and political subdivisions	465.5	5.0%	497.0	23.1
Corporate securities	65.5	5.1%	67.1	3.4
Mortgage-backed securities:
Pass-thrus	180.3	4.9%	180.0	8.8
PACs	6.0	3.9%	5.9	0.2
Asset-backed securities	20.5	3.1%	20.6	0.6
Total fixed maturity securities available for sale	$1,124.6	4.8%	$1,171.8	$53.6
Short-term investments	30.7	2.4%	30.7	0.7
Total investments	$1,155.3	4.7%	$1,202.5	$54.3

	Fair Value	%
Ratings distribution(1):
Treasury and government obligations	$31.3	2.7%
Agency obligations	29.1	2.5%
AAA/Aaa	838.3	71.5%
AA/Aa	199.3	17.0%
A/A	73.8	6.3%
BBB/Baa	—	—
Total	$1,171.8	100.0%

(1).  Ratings are represented by the lower of the Moody’s and S&P classifications.

	Fair Value	%
Maturity schedule:
Due within one year	$7.8	0.7%
Due after one year through five years	143.8	12.3%
Due after five years through ten years	204.4	17.4%
Due after ten years	629.9	53.7%
Mortgage-backed securities	185.9	15.9%
Total	$1,171.8	100.0%

Duration of investment portfolio:		5.1

Assured Guaranty Corp.

Financial Guaranty Profile (1 of 3)

(dollars in millions)

	As of March 31, 2005:
Sector	Net Par Outstanding	%	Avg. Rating (7)
Public finance
General obligation	$9,588	13.1%	A+
Municipal utilities	8,487	11.6%	A+
Tax backed	8,442	11.5%	A+
Transportation	5,700	7.8%	A
Healthcare	3,926	5.3%	A
Investor-owned utilities	1,669	2.3%	BBB+
Housing	1,154	1.6%	AA-
Other public finance (1)	894	1.2%	A
Higher education	847	1.2%	A+
Structured municipal (2)	783	1.1%	AAA
Total public finance	41,492	56.5%	A+

Structured finance
CDOs (3)	14,988	20.4%	AA+
Mortgage-backed & home equity	8,276	11.3%	AA
Commercial receivables (4)	4,169	5.7%	AA-
Consumer receivables (5)	2,635	3.6%	A-
Other structured finance (6)	1,875	2.6%	A+
Total structured finance	31,943	43.5%	AA

Total net par outstanding	$73,435	100.0%	AA-

(1).  Other public finance: primarily includes student loans and government-sponsored project finance.

(2).  Structured municipal: includes excess of loss reinsurance on portfolios of municipal credits where the Company attached in excess of the AAA rating level.

(3).  Collateralized debt obligations (CDOs) are structured financings backed by a pool of debt obligations. These financings are typically structured in multiple tranches (layers) from equity (first loss) through super senior (high excess). Losses on defaulted pool assets are allocated successively first to the equity tranche then to higher rated tranches.

(4).  Commercial receivables: principally includes equipment leases and commercial mortgage-backed securities.

(5).  Consumer receivables: principally includes auto loan receivables and credit card receivables.

(6).  Other structured finance: predominantly trade receivable securitization, secured structured lending, and future flow transactions.

(7).  Assured Guaranty internal rating. Our scale is comparable to the nationally recognized rating agencies.

Assured Guaranty Corp.

Financial Guaranty Profile (2 of 3)

(dollars in millions)

Distribution by ratings of financial guaranty portfolio

	March 31, 2005		December 31, 2004
Ratings (1)	Net Par Outstanding	%	Net Par Outstanding	%
AAA/Aaa	$22,509	30.7%	$22,726	30.7%
AA/Aa	15,209	20.7%	15,969	21.6%
A/A	24,679	33.6%	23,741	32.1%
BBB/Baa	9,763	13.3%	10,122	13.7%
Below investment grade	1,275	1.7%	1,443	2.0%
Total exposures	$73,435	100%	$74,001	100%

Distribution by ratings of CDO exposure

	March 31, 2005		December 31, 2004
Ratings (1)	Net Par Outstanding	%	Net Par Outstanding	%
AAA/Aaa	$10,864	72.5%	$10,469	72.6%
AA/Aa	2,756	18.4%	2,543	17.6%
A/A	1,117	7.5%	1,136	7.9%
BBB/Baa	151	1.0%	167	1.2%
Below investment grade	100	0.7%	99	0.7%
Total exposures	$14,988	100%	$14,415	100%

(1).  Assured Guaranty internal rating. Our scale is comparable to the nationally recognized rating agencies.

Assured Guaranty Corp.

Financial Guaranty Profile (3 of 3)

(dollars in millions)

Geographic distribution of financial guaranty portfolio, as of March 31, 2005

U.S.:	Net Par Outstanding	%
California	$5,899	8.0%
New York	4,175	5.7%
Texas	2,485	3.4%
Illinois	2,291	3.1%
Florida	2,215	3.0%
New Jersey	1,920	2.6%
Pennsylvania	1,704	2.3%
Massachusetts	1,577	2.1%
Puerto Rico	1,416	1.9%
Washington	1,208	1.6%
Other states	13,614	18.5%
Mortgage and structured (multiple states)	27,228	37.1%
Total U.S.	$65,732	89.5%

International:	Net Par Outstanding	%
United Kingdom	$4,034	5.5%
Germany	742	1.0%
Australia	459	0.6%
Brazil	318	0.4%
Italy	219	0.3%
Other	1,931	2.6%
Total International	$7,702	10.5%

Total exposures	$73,435	100%

	1Q 2005	1Q 2004
Gross par written:
U.S.	$2,093	$2,536
International	375	477
Total	$2,468	$3,013

Gross premium written:
U.S.	$29.9	$43.1
International	2.5	4.4
Total	$32.4	$47.5

Assured Guaranty Corp.

Non-Investment Grade Exposures

as of March 31, 2005

(dollars in millions)

Asset Type	Weighted Average Remaining Life	Net Par Outstanding	Average Rating (6)

Public Finance
Transportation	19.7	$365.4	BB
Healthcare	12.5	76.2	BB
General obligation	11.7	44.6	BB+
Other public finance (1)	26.4	15.7	B+
Investor-owned utilities	16.2	15.2	BB-
Municipal utilities	11.2	13.6	C
Tax backed	9.9	7.6	BB-
Housing	8.3	3.3	B
Higher education	11.7	1.0	BB+
Total public finance	17.7	$542.5	BB

Structured Finance
Consumer receivables (2)	2.9	$375.3	BB
Mortgage-backed and home equity	6.0	125.5	CCC+
Commercial receivables (3)	7.0	124.4	B
CDOs (4)	3.3	100.3	B+
Other structured finance (5)	4.9	6.7	BB-
Total structured finance	4.2	$732.2	BB-

Total exposures	10.0	$1,274.7	BB-

(1).  Other public finance: primarily includes student loans and government-sponsored project finance.

(2).  Consumer receivables: principally includes auto loan receivables and credit card receivables.

(3).  Commercial receivables: principally includes equipment leases and commercial mortgage-backed securities.

(4).  Collateralized debt obligations (CDOs) are structured financings backed by a pool of debt obligations. These financings are typically structured in multiple tranches (layers) from equity (first loss) through super senior (high excess). Losses on defaulted pool assets are allocated successively first to the equity tranche then to higher rated tranches.

(5).  Other structured finance: predominantly trade receivable securitization, secured structured lending, and future flow transactions.

(6).  Assured Guaranty internal rating. Our scale is comparable to the nationally recognized rating agencies.

Assured Guaranty Corp.

Closely Monitored Credits

(dollars in millions)

Net par outstanding by credit monitoring category (1)

	March 31, 2005			December 31, 2004
Description	Net Par Outstanding	%	Number of credits in category	Net Par Outstanding	%	Number of credits in category
Fundamentally sound, normal risk	$71,918	97.9%		$72,289	97.7%
Closely monitored:
Category 1	1,122	1.5%	27	1,465	2.0%	35
Category 2	316	0.4%	9	165	0.2%	9
Category 3	67	0.1%	16	70	0.1%	16
Category 4	12	0.1%	8	12	—	8
Subtotal	1,517	2.1%	60	1,712	2.3%	68
Total	$73,435	100%		$74,001	100%

(1).  Our risk management department is responsible for monitoring our portfolio of credits and maintains a list of closely monitored credits. The closely monitored credits are divided into four categories: Category 1 (low priority; fundamentally sound, greater than normal risk); Category 2 (medium priority; weakening credit profile, may result in loss); Category 3 (high priority; claim/default probable, case reserve established); Category 4 (claim paid, case reserve established for future payments). Credits that are not included in the closely monitored credit list are categorized as fundamentally sound, normal risk.

Assured Guaranty Corp.

25 Largest Public Finance Exposures

as of March 31, 2005

(dollars in millions)

Revenue Source	Net Par Outstanding	Rating(1)
New Jersey State General Obligation & Leases	$755	AA-
California State General Obligation & Leases	578	A-
New York State Metro Trans Auth - Transportation Revenue	476	A
Denver Colorado Airport System	466	A
Puerto Rico Electric Power Authority	464	A-
Long Island Power Authority	457	A-
Chicago Illinois General Obligation	456	A+
Puerto Rico General Obligation & Leases	451	A-
Jefferson County Alabama Sewer	439	A
San Francisco California Airport	422	A
Massachusetts State General Obligation & Bay Transportation	409	AA-
Energy Northwest	390	AA-
New York State General Obligation	390	AA
New York City Municipal Water Finance Authority	383	AA+
New York City General Obligation	341	A
Los Angeles County Metro Trans - Sales Tax	314	AA
Houston Texas Water & Sewer System	293	A+
Illinois State General Obligation & Leases	282	AA
Massachusetts State Turnpike Authority Metro	266	A-
Dade County Florida Water & Sewer System	261	A
Santee Cooper Revenue Bonds - South Carolina	257	AA-
Intermountain Power Agency	243	A+
Chicago Illinois Public Building - Board of Education	237	A+
Los Angeles California Unified School District	235	AA
Pennsylvania State General Obligation	229	AA

Total top 25 public finance exposures	$9,494

(1).  Assured Guaranty internal rating. Our scale is comparable to the nationally recognized rating agencies.

Assured Guaranty Corp.

25 Largest Structured Finance Exposures

as of March 31, 2005

(dollars in millions)

Revenue Source	Net Par Outstanding	Rating(1)
Park Place (Ameriquest) PPSI 2004-MHQ1 Class A-1	$1,100	AAA
Ameriquest Mortgage Securities Inc. 2004-R10 A-1	762	AAA
Argent Securities Inc. 2004-W11 Class A-1	690	AAA
Structured Finance Corporate Pool	663	AAA
Synthetic CDO - IG ABS	616	AAA
Synthetic CDO - IG Corporate	603	A+
Synthetic CDO - IG ABS	594	AAA
Field Point I & II, Limited	585	AA-
Synthetic Credit Card Master Trust	550	AAA
Synthetic CDO - IG Corporate	540	AAA
Synthetic CDO - IG Corporate	500	AAA
Bear Stearns ABS I Trust 2004-FR3 2-A	498	AAA
Synthetic CDO - IG Corporate	470	AA
Synthetic CDO - IG Corporate	440	AAA
Argent Securities Inc. 2003-W6	435	BBB+
Synthetic CDO - IG Corporate	430	AAA
Synthetic CDO - IG Corporate	417	AAA
Synthetic CDO - IG Corporate	360	AAA
Synthetic CDO - IG Corporate	350	AAA
Synthetic CDO - IG Corporate	347	AAA
Synthetic CDO - IG Corporate	344	AAA
Synthetic CDO - IG Corporate	311	BBB+
Providian Gateway Master Trust	302	IG/NIG(2)
Southfork CLO Ltd. Series 2005-A1	300	AAA
Synthetic Sub-Prime RMBS	293	AAA

Total top 25 structured finance exposures	$12,499

(1).  Assured Guaranty internal rating. Our scale is comparable to the nationally recognized rating agencies.

(2).  $224 million of the net par for this credit has investment grade rating ranging from BBB- to BBB+ and $79 million of the net par has non-investment grade rating of BB+.

Assured Guaranty Corp.

Capital and Claims Paying Resources

(dollars in millions)

	As of:
	March 31,	December 31,
	2005	2004
Statutory surplus and reserves
Unearned premium reserve	$404	$406
Contingency reserve	531	518
Policyholders’ surplus	244	237
Loss & loss adjustment expense reserves	30	32
Total policyholders’ surplus & reserves	$1,209	$1,193

Claims paying resources
Policyholders’ surplus	$244	$237
Contingency reserve	531	518
Statutory capital	775	755
Unearned premium reserve	404	406
Loss & loss adjustment expense reserves	30	32
Total policyholders’ surplus & reserves	1,209	1,193
Present value of installment premium	278	268
Standby line of credit/stop loss	255	255
Total claims paying resources	$1,742	$1,716

Assured Guaranty Corp.

Summary Financial and Statistical Data

(dollars in millions)

	1Q-05	2004	2003	2002	2001	2000
Statutory Data

Net income	$21.3	$103.2	$66.6	$46.2	$44.9	$60.5
Policyholders’ surplus	244.4	236.7	255.6	287.0	334.0	323.4
Contingency reserve	530.9	518.4	400.0	307.0	223.1	180.6
Statutory capital	775.3	755.1	655.6	594.0	557.2	504.0
Unearned premium reserve	403.8	405.8	466.7	369.9	351.5	330.2
Present value of installment premiums	277.8	267.8	293.3	220.4	149.2	89.1
Premium resources	681.6	673.6	760.0	590.3	500.7	419.3
Loss and LAE reserves	29.5	31.8	55.0	40.8	20.5	15.0
Standby line of credit / stop loss	255.0	255.0	255.0	415.0	450.0	250.0
Total claims-paying resources	$1,741.5	$1,715.5	$1,725.6	$1,640.1	$1,528.4	$1,188.3
Statutory Financial Ratios
Loss and LAE ratio	-1.3%	-8.4%	25.9%	35.4%	18.3%	-0.7%
Expense ratio	59.1%	107.4%	32.0%	46.0%	50.9%	46.7%
Combined ratio	57.8%	99.0%	57.9%	81.4%	69.2%	46.0%
Other Financial Information (end of period)
Net debt service outstanding	$105,117	$105,831	$117,406	$113,074	$108,135	$87,363
Net par amount outstanding	73,435	74,001	78,399	72,259	69,178	56,557

Debt service written:
Public finance	$1,032	$7,210	$9,428	$14,282	$8,694	$7,363
Structured Finance	2,072	13,520	10,013	12,151	11,688	8,789
Total debt service written	$3,104	$20,730	$19,441	$26,433	$20,382	$16,153

U.S.	$2,600	$18,218	$16,378	$24,516	$18,551	$15,429
International	504	2,512	3,063	1,917	1,831	724
Total debt service written	$3,104	$20,730	$19,441	$26,433	$20,382	$16,153

Assured Guaranty Re Ltd.

Consolidated GAAP Income Statements

(dollars in millions)

	Quarter Ended March 31		% Change versus
	2005	2004	1Q-04

Revenues
Gross written premiums	$52.8	$(47.4)	NMF
Net written premiums	50.5	(54.4)	NMF

Net earned premiums	17.0	48.7	-65%

Net investment income	9.8	11.6	-16%
Other income	0.3	0.6	-50%
Total revenues	$27.1	$60.9	-56%

Expenses
Loss and loss adjustment expenses	(7.6)	15.0	NMF
Profit commission expense	1.0	5.2	-81%
Acquisition costs	2.2	3.9	-44%
Other operating expenses	2.1	1.8	17%
Total expenses	$(2.3)	$25.8	NMF

Income before provision for income taxes	29.4	35.1	-16%

Total provision for income taxes	4.2	5.4	-22%

Operating income (b)	$25.2	$29.7	-15%

After-tax net realized gains on investments	1.4	—	NMF
After-tax unrealized losses on derivative instruments	(1.7)	(3.4)	50%

Net income	$24.9	$26.4	-6%

Note: Please refer to endnotes for explanation of non-GAAP measures [PVP (a), operating income and operating ROE (b), and adjusted book value (c)].

Assured Guaranty Re Ltd.

Consolidated GAAP Balance Sheets

(dollars in millions)

	As of
	March 31, 2005	December 31, 2004

Assets
Fixed maturity securities, at fair value	$904.6	$785.7
Short-term investments, at cost which approximates fair value	23.4	103.3
Total investments	928.0	889.0

Cash and cash equivalents	4.8	3.4
Accrued investment income	7.8	7.4
Deferred acquisition costs	52.4	46.0
Premiums receivable	27.7	56.9
Prepaid reinsurance premiums	8.3	9.1
Reinsurance recoverable on ceded losses	88.7	88.4
Deferred tax asset	17.3	17.9
Current income tax receivable	2.8	4.9
Unrealized gains on derivative financial instruments	12.4	14.3
Funds held under reinsurance contracts	5.7	5.7
Other assets	1.9	4.2
Total assets	$1,157.9	$1,147.3

Liabilities and shareholder’s equity
Liabilities
Unearned premium reserves	$228.2	$195.5
Reserves for losses and loss adjustment expenses	111.9	112.3
Profit commissions payable	39.7	57.5
Reinsurance balances payable	10.5	13.1
Funds held by Company under reinsurance contracts	51.6	50.0
Other liabilities	13.4	25.9
Total liabilities	455.3	454.3

Shareholder’s equity
Common stock	1.4	1.4
Additional paid-in capital	388.0	388.0
Unearned stock grant compensation	(1.6)	(1.1)
Retained earnings	301.9	280.9
Accumulated other comprehensive income	12.9	23.8
Total shareholder’s equity	702.6	693.0

Total liabilities and shareholder’s equity	$1,157.9	$1,147.3

Assured Guaranty Re Ltd.

Loss and LAE Reserves by Segment, Type of Reserve and by Segment and Type of Reserve

(dollars in millions)

	As of	As of
	March 31,	December 31,
	2005	2004
Loss and LAE reserves by segment:
Financial guaranty direct	$2.9	$4.2
Financial guaranty reinsurance	5.0	4.1
Mortgage guaranty	11.2	11.2
Other	92.8	92.8
Total	$111.9	$112.3

	As of	As of
	March 31,	December 31,
	2005	2004
Loss and LAE reserves by type:
Case	$17.7	$14.9
IBNR	85.1	88.8
Portfolio	9.1	8.6
Total	$111.9	$112.3

	As of March 31, 2005
	Financial	Financial		Total
	Guaranty	Guaranty	Mortgage	Financial
	Direct	Reinsurance	Guaranty	Guaranty	Other	Total
By segment and type of loss and LAE reserve:
Case	$—	$0.8	$0.7	$1.5	$16.2	$17.7
IBNR	—	—	8.5	8.5	76.6	85.1
Portfolio	2.9	4.2	2.0	9.1	—	9.1
Total	$2.9	$5.0	$11.2	$19.1	$92.8	$111.9

	As of December 31, 2004
	Financial	Financial		Total
	Guaranty	Guaranty	Mortgage	Financial
	Direct	Reinsurance	Guaranty	Guaranty	Other	Total
By segment and type of loss and LAE reserve:
Case	$—	$1.6	$0.8	$2.4	$12.5	$14.9
IBNR	—	—	8.5	8.5	80.3	88.8
Portfolio	4.2	2.5	1.9	8.6	—	8.6
Total	$4.2	$4.1	$11.2	$19.5	$92.8	$112.3

Assured Guaranty Re Ltd.

Financial Guaranty Profile (1 of 3 )

(dollars in millions)

	As of March 31, 2005:
Sector	Net Par Outstanding	%	Avg. Rating (7)
Public finance
General obligation	$3,502	15.3%	A+
Healthcare	2,806	12.2%	A+
Municipal utilities	2,719	11.8%	AA-
Tax backed	2,436	10.6%	AA-
Transportation	1,245	5.4%	A+
Investor-owned utilities	540	2.4%	A-
Other public finance (1)	323	1.4%	A-
Structured municipal (2)	267	1.2%	AAA
Housing	229	1.0%	A+
Higher education	167	0.7%	AA-
Total public finance	14,234	62.0%	A+

Structured finance
Mortgage-backed & home equity	3,874	16.9%	AA-
CDOs (3)	3,001	13.1%	AAA
Other structured finance (4)	782	3.4%	A+
Commercial receivables (5)	664	2.9%	A-
Consumer receivables (6)	372	1.6%	BBB
Single name corporate CDS	31	0.1%	A+
Total structured finance	8,725	38.0%	AA-

Total net par outstanding	$22,959	100.0%	AA-

Total debt service outstanding	$33,042

Mortgage guaranty risk in force	$2,582	NA	NA

(1).  Other public finance: primarily includes student loans and government-sponsored project finance.

(2).  Structured municipal: includes excess of loss reinsurance on portfolios of municipal credits where the Company attached in excess of the AAA rating level.

(3).  Collateralized debt obligations (CDOs) are structured financings backed by a pool of debt obligations. These financings are typically structured in multiple tranches (layers) from equity (first loss) through super senior (high excess). Losses on defaulted pool assets are allocated successively first to the equity tranche then to higher rated tranches.

(4).  Other structured finance: predominantly trade receivable securitization, secured structured lending, and future flow transactions.

(5).  Commercial receivables: principally includes equipment leases and commercial mortgage-backed securities.

(6).  Consumer receivables: principally includes auto loan receivables and credit card receivables.

(7).  Assured Guaranty internal rating. Our scale is comparable to the nationally recognized rating agencies.

Assured Guaranty Re Ltd.

Financial Guaranty Profile (2 of 3 )

(dollars in millions)

Distribution by ratings of financial guaranty portfolio

	March 31, 2005		December 31, 2004
Ratings (1)	Net Par Outstanding	%	Net Par Outstanding	%
AAA/Aaa	$7,143	31.1%	$6,971	32.3%
AA/Aa	4,349	18.9%	3,887	18.0%
A/A	7,792	33.9%	7,652	35.4%
BBB/Baa	3,609	15.7%	3,015	14.0%
Below investment grade	67	0.3%	66	0.3%
Total exposures	$22,959	100%	$21,590	100%

Distribution by ratings of CDO exposure

	March 31, 2005		December 31, 2004
Ratings (1)	Net Par Outstanding	%	Net Par Outstanding	%
AAA/Aaa	$2,651	88.3%	$2,506	88.5%
AA/Aa	267	8.9%	241	8.5%
A/A	19	0.6%	19	0.7%
BBB/Baa	48	1.6%	49	1.7%
Below investment grade	16	0.5%	16	0.6%
Total exposures	$3,001	100%	$2,831	100%

(1).  Assured Guaranty internal rating. Our scale is comparable to the nationally recognized rating agencies.

Assured Guaranty Re Ltd.

Financial Guaranty Profile (3 of 3 )

(dollars in millions)

Geographic distribution of financial guaranty portfolio, as of March 31, 2005

U.S.:	Net Par Outstanding	%
California	$1,838	8.0%
New York	1,628	7.1%
Texas	741	3.2%
Massachusetts	665	2.9%
Ohio	564	2.5%
New Jersey	538	2.3%
Florida	533	2.3%
Illinois	510	2.2%
Washington	500	2.2%
Pennsylvania	492	2.1%
Other states	5,044	22.0%
Mortgage and structured (multiple states)	7,763	33.8%
Total U.S.	$20,817	90.7%

	Net Par
International:	Outstanding	%
United Kingdom	$1,287	5.6%
Germany	171	0.7%
Australia	109	0.5%
Switzerland	64	0.3%
Turkey	52	0.2%
Other	459	2.0%
Total International	$2,142	9.3%

Total exposures	$22,959	100%

	1Q 2005	1Q 2004
Gross par written:
U.S.	$3,341	$1,194
International	221	367
Total	$3,562	$1,561

Gross premium written:
U.S.	$33.0	$(66.4)
International	19.8	19.0
Total	$52.8	$(47.4)

Assured Guaranty Re Ltd.

Capital and Claims Paying Resources (1)

(dollars in millions)

	As of:
	March 31,	December 31,
	2005	2004
Statutory surplus and reserves

Unearned premium reserve (2)	$220	$186
Contingency reserve	—	—
Policyholders’ surplus	615	596
Loss & loss adjustment expense reserves	219	103
Total policyholders’ surplus & reserves	$1,054	$885

Claims paying resources
Policyholders’ surplus	$615	$596
Contingency reserve	—	—
Statutory capital	615	596
Unearned premium reserve(2)	220	186
Loss & loss adjustment expense reserves	219	103
Total policyholders’ surplus & reserves	1,054	885
Present value of installment premium	134	132
Standby line of credit/stop loss	—	—
Total claims paying resources	$1,188	$1,017

(1).  AGR numbers are our estimate of U.S. statutory as the company files Bermuda statutory financial statements.

(2).  Unearned premium reserve for AGR is GAAP based and net of prepaid reinsurance premiums.

Endnotes related to non-GAAP measures discussed in the operating supplement:

(a) PVP, which is a non-GAAP financial measure, represents gross premiums and fees related to financial guaranty and mortgage guaranty contracts written in the current period, including upfront and installment premiums received on contracts written in the current period and the present value of estimated future installment premiums, discounted at 6% per year.   We use 6% as the present value discount because it is the approximate taxable equivalent yield on our investment portfolio for the periods presented.  Present value of installment premiums in-force, which is a non-GAAP financial measure, represents our future premiums on our in-force book of installment premium business in our financial guaranty direct and financial guaranty reinsurance segments. It is calculated net of reinsurance ceded and using a discount rate of 6%. We believe PVP and Present value of installment premiums in-force are useful measures for management, equity analysts and investors because they permit the evaluation of the value of new business production for Assured Guaranty by taking into account the value of installment premiums on new contracts underwritten in a reporting period, which the GAAP gross premiums written does not adequately measure.

(b) Operating income, which is a non-GAAP financial measure, is defined as net income excluding after-tax realized gains (losses) on investments and after-tax unrealized gains (losses) on derivative financial instruments.  Operating ROE represents operating income as a percentage of average shareholder’s equity, excluding accumulated other comprehensive income (AOCI).  We believe the presentation of operating income and operating ROE enhances the understanding of our results of operations by highlighting the underlying profitability of our insurance business.  We exclude net realized gains (losses) on investments and net unrealized gains (losses) on derivative financial instruments because the amount of these gains (losses) is heavily influenced by, and fluctuates in part according to, the market interest rates, credit spreads and other factors that management cannot control or predict.  This measure should not be viewed as a substitute for net income determined in accordance with GAAP.

(c) Adjusted book value, which is a non-GAAP financial measure, is derived by beginning with shareholder’s equity (book value) and adding or subtracting the after-tax value of: the financial guaranty and mortgage guaranty net unearned premium reserve; deferred acquisition costs and the present value of estimated net future installment premiums (discounted at 6%).  The adjustments described above will not be realized until future periods and may differ materially from the amounts used in determining adjusted book value.  Management, investors and analysts use the calculation of adjusted book value to evaluate the net present value of the Company’s in-force premium and capital base.

Contacts:

Equity investors and media
Sabra Purtill
Managing Director, Investor Relations
(212) 408-6044
spurtill@assuredguaranty.com

Chris McNamee
Assistant Vice President, Investor Relations
(212) 261-5509
cmcnamee@assuredguaranty.com

Fixed income investors
Assured Guaranty Ltd.	Patrick Early
30 Woodbourne Avenue	Director, Fixed Income Investor Relations
Hamilton HM 08 Bermuda	(212) 408 6043
www.assuredguaranty.com	pearly@assuredguaranty.com